Exhibit 99.1

Consent of Independent Registered Public Accounting Firm

COMC, Inc.
Concord, California

We hereby consent to the use of our report dated February 16, 2005, relating to the financial statements of Southwest Century Communications, Inc. as of and for the eleven month period ended November 30, 2004, in this Current Report on Form 8-K/A of COMC, Inc.

Pisenti & Brinker LLP
Petaluma, California
March 11, 2005